SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 20, 2001


                          BUCKHEAD AMERICA CORPORATION
               (Exact name of registrant as specified in charter)


                         Commission File Number 0-22132

                 Delaware                                 58-2023732
   (State or other jurisdiction of             (IRS Employer Identification No.)
             incorporation)


           7000 Central Parkway
                 Suite 850                                   30328
          Atlanta, Georgia 30328                           (Zip Code)
 (Address of principal executive offices)



        Registrant's telephone number including area code (770) 393-2662



          (Former name or former address, if changed since last report)

                            4243 Dunwoody Club Drive
                                    Suite 200
                             Atlanta, Georgia 30350



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Item 5. Other Events.

     On  February  20,  2001,   Buckhead  America  Corporation  (the  "Company")
published the press release attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

          (a)  Financial Statements.

               Not applicable.

          (b)  Pro Forma Financial Information.

               Not applicable.

          (c)  Exhibits.

               Exhibit Number              Description

               99.1                        Press Release dated February 20, 2001


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  BUCKHEAD AMERICA CORPORATION


Date:  February 20, 2001          By: /s/ Robert B. Lee
                                     ------------------------------------------
                                      Robert B. Lee, Vice President and Chief
                                      Financial Officer


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                                 EXHIBIT INDEX

      EXHIBIT NUMBER                             DESCRIPTION
      --------------                             -----------
           99.1              Press Release dated February 20, 2001





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